BlackRock Variable Series Funds, Inc. (the "Registrant")
BlackRock Basic Value V.I. Fund
BlackRock Capital Appreciation V.I. Fund
BlackRock Equity Dividend V.I. Fund
BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I. Fund
BlackRock High Yield V.I. Fund
BlackRock International V.I. Fund
BlackRock iShares Alternative Strategies V.I. Fund
BlackRock iShares Dynamic Allocation V.I. Fund
BlackRock iShares Dynamic Fixed Income V.I. Fund
BlackRock iShares Equity Appreciation V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Managed Volatility V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Total Return V.I. Fund
BlackRock U.S. Government Bond V.I. Fund
BlackRock Value Opportunities V.I. Fund


77Q1(a):
Copies of any material amendments to the Registrant's charter or bylaws

Attached please find as an exhibit to Sub-Item 77Q1(a) of Form
N-SAR, a copy of the Articles Supplementary of the Registrant, dated February 12, 2014, and filed with the State Department of Assessments and Taxation of the State of Maryland.

Exhibit 77Q1(a)

BLACKROCK VARIABLE SERIES FUNDS, INC.

ARTICLES SUPPLEMENTARY

      BLACKROCK VARIABLE SERIES FUNDS, INC., a Maryland corporation (the "Corporation"), hereby certifies to the State
Department of Assessments and Taxation of the State of Maryland
(the "Department") that:

      FIRST: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended, with the authority to issue fourteen billion three hundred ten million (14,310,000,000) shares of capital stock, par value $0.10 per share, of which thirteen billion ten million (13,010,000,000) shares have been designated as common stock and classified as follows:




Classes                           Number of Authorized Shares

BlackRock Managed Volatility V.I.
Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Basic Value V.I. Fund
Class I                                   300,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Total Return V.I. Fund
Class I                                   600,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Money Market V.I. Fund
Class I                                 3,300,000,000
Class II                                1,300,000,000
Class III                               1,300,000,000

BlackRock Capital Appreciation V.I.
Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Global Allocation V.I.
Fund
Class I                                   200,000,000
Class II                                  200,000,000
Class III                               1,500,000,000

BlackRock Global Opportunities V.I.
Fund
Class I                                  100,000,000
Class II                                 100,000,000
Class III                                100,000,000

BlackRock U.S. Government Bond V.I.
Fund
Class I                                  300,000,000
Class II                                 100,000,000
Class III                                100,000,000

BlackRock High Yield V.I. Fund
Class I                                  200,000,000
Class II                                 100,000,000
Class III                                100,000,000

BlackRock S&P 500 Index V.I. Fund
Class I                                  100,000,000
Class II                                 100,000,000
Class III                                100,000,000



Classes                           Number of Authorized Shares

BlackRock
International V.I.
Fund
Class I                                  100,000,000
Class II                                 100,000,000
Class III                                100,000,000

BlackRock Large
Cap Core V.I. Fund
Class I                                  200,000,000
Class II                                 100,000,000
Class III                                100,000,000

BlackRock Large
Cap Growth V.I.
Fund
Class I                                  100,000,000
Class II                                 100,000,000
Class III                                100,000,000

BlackRock Large
Cap Value V.I.
Fund
Class I                                  100,000,000
Class II                                 100,000,000
Class III                                100,000,000

BlackRock Equity
Dividend V.I. Fund
Class I                                  100,000,000
Class II                                 100,000,000
Class III                                100,000,000

BlackRock Value
Opportunities V.I.
Fund
Class I                                  100,000,000
Class II                                 100,000,000
Class III                                 10,000,000


                               Total: 13,010,000,000

The remainder of the authorized capital stock of the Corporation, one billion three hundred million (1,300,000,000) shares, is not designated or classified as to any class or series. All shares of capital stock of the Corporation, including the shares of stock which are not designated as to any class or series, have a par value of $0.10 per share and an aggregate par value of one billion four hundred thirty one million dollars ($1,431,000,000).


      THIRD: Pursuant to authority vested in the Board of Directors of the Corporation by Section 2-105(c) of the Maryland General Corporation Law ("MGCL") and the charter of the Corporation, the Board of Directors, in the manner and by the vote required by the MGCL and the charter of the Corporation, has classified eight hundred million (800,000,000) shares of authorized but undesignated and unclassified capital stock of the Corporation as common stock of the following classes:

Classes                          Number of Authorized Shares

BlackRock iShares Alternative
Strategies V.I. Fund
Class I                                  100,000,000
Class III                                100,000,000

BlackRock iShares Dynamic Allocation
V.I. Fund
Class I                                  100,000,000
Class III                                100,000,000

BlackRock iShares Dynamic Fixed Income
V.I. Fund
Class I                                  100,000,000
Class III                                100,000,000

BlackRock iShares Equity Appreciation
V.I. Fund
Class I                                  100,000,000
Class III                                100,000,000

      FOURTH: After the foregoing designation and classifications of the authorized shares of capital stock of the Corporation, the Corporation will have the authority to issue common stock of the following classes and in the following share amounts:

Classes                             Number of Authorized Shares

BlackRock Managed Volatility V.I.
Fund
Class I                                     100,000,000
Class II                                    100,000,000
Class III                                   100,000,000

BlackRock Basic Value V.I. Fund
Class I                                     300,000,000
Class II                                    100,000,000
Class III                                   100,000,000
BlackRock Total Return V.I. Fund
Class I                                   600,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Money Market V.I. Fund
Class I                                 3,300,000,000
Class II                                1,300,000,000
Class III                               1,300,000,000

BlackRock Capital Appreciation V.I.
Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Global Allocation V.I.
Fund
Class I                                   200,000,000
Class II                                  200,000,000
Class III                               1,500,000,000

BlackRock Global Opportunities V.I.
Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000


Classes                           Number of Authorized Shares

BlackRock U.S. Government Bond V.I.
Fund
Class I                                   300,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock High Yield V.I. Fund
Class I                                   200,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock S&P 500 Index V.I. Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock International V.I. Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000


BlackRock Large Cap Core V.I. Fund
Class I                                   200,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Large Cap Growth V.I. Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Large Cap Value V.I. Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Equity Dividend V.I. Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                 100,000,000

BlackRock Value Opportunities V.I.
Fund
Class I                                   100,000,000
Class II                                  100,000,000
Class III                                  10,000,000

BlackRock iShares Alternative
Strategies V.I. Fund
Class I                                   100,000,000
Class III                                 100,000,000

BlackRock iShares Dynamic Allocation
V.I. Fund
Class I                                   100,000,000
Class III                                 100,000,000

BlackRock iShares Dynamic Fixed Income
V.I. Fund
Class I                                   100,000,000
Class III                                 100,000,000

BlackRock iShares Equity Appreciation
V.I. Fund
Class I                                   100,000,000
Class III                                 100,000,000


                                Total: 13,810,000,000



The remainder of the Corporation's capital stock, five hundred million (500,000,000) shares, is not designated or classified as to any class or series.

      FIFTH: After this designation and classification of the authorized shares of capital stock of the Corporation, all shares of capital stock of the Corporation, including the shares of capital stock which are not designated as to any class or series, will have a par value of $0.10 per share and an aggregate par value of one billion four hundred thirty one million dollars ($1,431,000,000).

      SIXTH: All of the shares of the Corporation's common stock continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as currently set forth in the Corporation's charter.

      SEVENTH: The authorized stock of the Corporation has not been increased by these Articles Supplementary.
      EIGHTH: The foregoing shares of capital stock have been classified and designated by the Board of Directors under the authority contained in the charter. These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

      NINTH: These Articles Supplementary shall be effective at the time the Department accepts these Articles Supplementary for record.

      TENTH: The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Remainder of the page intentionally blank]


      IN WITNESS WHEREOF, BLACKROCK VARIABLE SERIES FUNDS, INC.
has caused these presents to be signed in its name and on its behalf by the undersigned officer on February 12, 2014.

ATTEST:                             BLACKROCK VARIABLE SERIES
                                    FUNDS, INC.


/s/ Benjamin Archibald           By: /s/ John M. Perlowski
Benjamin Archibald                       John M. Perlowski
Secretary                                        President